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                                                                  EXHIBIT 10.4.5

              CONDITIONAL ASSIGNMENT OF HOTEL MANAGEMENT AGREEMENT

                  This CONDITIONAL ASSIGNMENT OF HOTEL MANAGEMENT AGREEMENT, dated as of June 25, 2004 (this "AGREEMENT"), made by LODGIAN MANAGEMENT CORP., a Delaware corporation, having an address at 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30826 ("HOTEL MANAGER"), and the undersigned, each having an address at c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30826 (each a "BORROWER and collectively, "BORROWERS"), to and for the benefit of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an office at Four World Financial Center, New York, New York 10080, its successors, transferees and assigns ("LENDER").

                  A. Hotel Manager has entered into a certain Management Agreement (each a "CONTRACT" and collectively, the "CONTRACTS") with each Borrower, a true, correct and complete copy of which has been delivered to Lender on or prior to the date hereof and the form of which is attached hereto as EXHIBIT A, providing for the performance by Hotel Manager of certain management obligations more particularly described therein with respect to the management and operation of the property as more particularly described therein (each, a "PROPERTY" and collectively, the "PROPERTIES").

                  B. This Agreement is being executed in order to amend each Contract, to conditionally assign each Borrower's interest therein to Lender, and to subordinate Hotel Manager's rights to payment under the Contracts to Lender's lien on the Properties in connection with Lender's making a loan to Borrowers and certain other borrowers (collectively, the "MORTGAGE BORROWERS") in the original principal amount of up to Sixty Six Million Eight Hundred and Eighteen Thousand Five Hundred and no/100 Dollars ($66,818,500.00) (the "LOAN") pursuant to that certain Loan and Security Agreement, dated as of even date herewith (as amended, modified or restated, the "LOAN AGREEMENT"), among Mortgage Borrowers and Lender. The Loan is evidenced by a certain Promissory Note, dated of even date herewith (as amended, modified or restated, and any replacements or substitutes therefor (by means of multiple notes or otherwise), (the "NOTE"), made by Mortgage Borrowers in favor of Lender and is secured by, among other things, those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements, dated as of even date herewith (as amended, modified, restated, spread or consolidated, collectively, the "SECURITY INSTRUMENT"), in favor of Lender (the Note, the Security Instrument, the Loan Agreement, this Agreement and all other documents executed in connection with the Loan are collectively referred to as the "LOAN DOCUMENTS"). All capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Loan Agreement, a copy of which Hotel Manager hereby acknowledges having received.

                  NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Hotel Manager and Borrowers hereby represent, warrant and covenant to Lender as follows:

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                  1.       As additional collateral security for the Loan, each
Borrower hereby conditionally transfers, sets over and assigns to Lender all of such Borrower's right, title and interest in and to its Contract, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, upon the occurrence and during the continuance of an Event of Default by Borrowers under any of the Loan Documents.

                  2. Hotel Manager hereby agrees that each Contract, all rights, interests and privileges of Hotel Manager thereunder, and all management fees and other payment obligations of each Borrower to Hotel Manager for services rendered by Hotel Manager for the management and operation of its Property, as such services are more particularly described in such Contract, are hereby subordinated to the Loan Documents and the liens in favor of Lender provided for therein, and to all rights of Lender to receive payment from Borrowers under the Note and all other amounts which may be due Lender under the Loan Documents. Hotel Manager recognizes and agrees that so long as the Note is being paid in strict accordance with its terms and no Event of Default has occurred and is continuing or will by virtue of payments to Hotel Manager occur, Hotel Manager shall, subject to the requirements of the Loan Documents, including any such requirements governing management and application of the Properties and Borrower revenues and cash flow, be entitled to receive payments provided for under such Contract in accordance with the terms thereof. Hotel Manager hereby releases, discharges and waives any and all liens, claims, demands of any kind or nature, against each Property, either now or in the future, arising from the services provided by Hotel Manager for the management and operation of such Property.

                  3. In the event that such Borrower defaults under the terms of its Contract, Hotel Manager agrees that before exercising any rights or remedies with respect thereto, it will notify Lender of such default. Upon Lender's request, Hotel Manager will continue to perform under such Contract until such time as Lender may elect to terminate such Contract, provided that Hotel Manager shall continue to receive all fees payable to it under such Contract. Subject to the foregoing, Hotel Manager agrees that it shall not be entitled to receive any management fee or other fee, commission or other amount payable under the Contract or otherwise for and during any period of time that any Event of Default has occurred and is continuing, provided that Hotel Manager shall not be obligated to return or refund to Lender any management fee or other fee, commission or other amount already received by Hotel Manager prior to the occurrence of the Event of Default, and to which Hotel Manager was entitled under paragraph 2 above. In all events, Hotel Manager recognizes that the maximum amount that shall be due and payable under each Contract is the amount stated therein (such amount being adequate to complete the services called for in such Contract), and that Hotel Manager will not claim any incidental, consequential, or exemplary damages of any nature as a condition to completing its performance under the Contract.

                  4. In the event that (a) Hotel Manager becomes insolvent, or (b) an Event of Default occurs and is continuing, or (c) any default occurs by Hotel Manager under the Management Agreement beyond the expiration of any notice and cure periods, or (d) any other event occurs which, under the terms of the Loan Documents, entitles Lender to direct Borrower to replace Hotel Manager, Lender may exercise its rights under the Loan Documents and direct any Borrower to terminate its Contract and/or to replace Hotel Manager with a management company chosen by such Borrower and reasonably acceptable to Lender. Upon receiving notice

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of any such election, Hotel Manager shall abide by such direction to terminate and cooperate with any replacement manager approved or designated by Lender. No termination fee or other compensation shall be due or owing under such Contract as a result of any such termination other than accrued unpaid fees.

                  5. Without limiting the foregoing, subject to the second sentence of paragraph 3 hereof, in the event Lender forecloses or otherwise succeeds to the rights of any Borrower with respect to any Property, Lender shall have the option upon written notice to Hotel Manager delivered within thirty (30) days following foreclosure by Lender or other acquisition of such Property by Lender, either to (a) terminate the applicable Contract without any obligation or liability of Lender to pay the termination fees, if any; or (b) continue such Contract in effect upon all of the terms and provisions provided in such Contract, except that Lender shall have no obligation to pay any sums due and owing under the Contract as of the date of foreclosure or other acquisition of such Property, and Lender shall have the right after it elects to continue such Contract under subparagraph (b) hereof to terminate such Contract without cause upon thirty (30) days written notice to Hotel Manager without any obligation or liability of Lender to pay the termination fees, if any other than accrued unpaid fees. Hotel Manager acknowledges and agrees with Lender that Lender has not assumed any obligations or liabilities of such Borrower to Hotel Manager under such Contract. If Lender chooses not to continue any Contract following a foreclosure or other acquisition of any Property, the only compensation from Lender for which Hotel Manager shall be entitled under such Contract shall be for the period commencing with the date of such foreclosure or other acquisition and ending upon the subsequent termination by Lender of such Contract. Notwithstanding the foregoing to the contrary, in the event Lender forecloses or otherwise succeeds to the rights of any Borrower with respect to its Property, upon Lender's request, Hotel Manager agrees to transfer and assign to Lender, or its designee, to the extent possible, all applicable licenses (including, without limitation, each liquor license and beer permit), permits and approvals required for the use, occupancy, operation and maintenance of each of the Property and held by or in the name of Hotel Manager, and, if requested by Lender and permitted by applicable law, enter into such reasonable concession or use agreements with Lender or its designee (subject to appropriate indemnification) as are reasonably necessary to allow Lender or its designee to offer, or cause to be offered, liquor and beer for sale at such Property. For this purpose, Hotel Manager constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the assignment of each of the items referenced in the preceding sentence in the name of Hotel Manager pursuant to this paragraph 5. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked.

                  6. Hotel Manager agrees (a) not to resign as Hotel Manager without ninety (90) days prior written notice to Lender, and (b) not to amend any Contract in any material respect without Lender's prior written approval, which approval shall not be unreasonably withheld or delayed.

                  7. Hotel Manager acknowledges and agrees that any and all rents, room rents, credit card receipts, other receipts, profits or other sums, including any management fees in excess of the management fees to which Hotel Manager is entitled pursuant to paragraph 2 hereof, and receipts derived from the sale of alcoholic beverages (collectively herein called "PROPERTY PROCEEDS") collected or received by Hotel Manager from the Properties are subject to

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a security interest of Lender pursuant to the Loan Documents, and shall be collected and held by Hotel Manager in trust for the benefit of the applicable Borrower and Lender. Any such Property Proceeds shall be deposited by Hotel Manager within two (2) Business Days of receipt into a deposit account (the "DEPOSIT ACCOUNT") in the name of the Lender and identified in that certain Deposit Account Agreement or other similar agreement dated as of the date hereof (as amended, restated, modified, replaced or supplemented from time to time, each, a "DEPOSIT ACCOUNT AGREEMENT") among the applicable Borrower, Lender, Hotel Manager and the bank named therein. Upon transfer of any such Property Proceeds to Hotel Manager from the Lock Box Account (as defined in that certain Cash Management Agreement dated as of even date herewith (as amended, restated, modified, replaced or supplemented from time to time, the "CASH MANAGEMENT AGREEMENT"), among Mortgage Borrowers, Lender, Hotel Manager and Wachovia Bank, National Association) as directed by the applicable Borrower pursuant to Section
3.3 of the Cash Management Agreement, such Property Proceeds shall be used by Hotel Manager for proper expenses and costs of managing and operating the applicable Property as permitted under the applicable Contract, subject, in all instances, to compliance with the Operating Budget and FF&E Budget then in effect and limitations on distributions to Borrowers, each as more fully described in the Loan Agreement. Hotel Manager hereby disclaims any and all interests in the Deposit Account, the Lock Box Account (and any Sub-Accounts thereof), the Property Operating Account and in any of the Property Proceeds. Upon written notice from Lender that an Event of Default has occurred under the Loan Agreement and/or other Loan Documents, Hotel Manager agrees to apply Property Proceeds as instructed by Lender.

                  8. Hotel Manager represents and warrants that (a) a true, correct and complete copy of each Contract has been delivered to Lender on or prior to the date hereof, the form of which is attached hereto as EXHIBIT A,
(b) each Contract is in full force and effect and has not been modified, amended or assigned, except in favor of Lender or its predecessor-in-interest (c) neither Hotel Manager nor, to Hotel Manager's knowledge, any Borrower is in default under any of the terms, covenants or provisions of its Contract, and Hotel Manager knows of no event which, with the giving of notice or the passage of time, or both, would constitute a default under any Contract, (d) Hotel Manager has no knowledge of and has not commenced any action or given or received any notice for the purpose of terminating any Contract, and (e) all management fees, commissions and other sums due and payable to the Hotel Manager under each Contract as of the date hereof have been paid in full.

                  9. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

                  10. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder shall be in writing and shall be delivered to Lender and Borrowers at the addresses set forth in Section 14.5 of the Loan Agreement and to Hotel Manager at the address set forth on the first page hereof, with a copy to Morris Manning & Martin LLP,
Attention: Tom Gryboski, Esq., Fax: (404) 365-9532, each in the manner provided in Section 14.5 of the Loan Agreement.

                  11. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to

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act on the part of Lender or any other party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  12. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. If any conflict exists between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

                  13. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original and all of which together shall constitute a single agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  14. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  15. This Agreement shall be binding upon Hotel Manager and its heirs, devisees, representatives, successors and assigns, and shall inure to the benefit of and may be enforced by and binding upon Lender and its heirs, successors, legal representatives, substitutes and assigns. Except as permitted under the Loan Agreement, Hotel Manager shall not assign any of its rights or obligations under this Agreement. Subject to the terms of the Loan Agreement, Lender shall have the right to assign this Agreement and the obligations hereunder in connection with any assignment or transfer of all or any portion of the Loan or any interest therein. The parties hereto acknowledge that following the execution and delivery of this Agreement, Lender may sell, transfer and assign this Agreement and certain other Loan Documents. All references to "Lender" hereunder shall be deemed to include the successors and assigns of Lender and the parties hereto acknowledge that actions taken by Lender hereunder may be taken by Lender's agents and by the agents of the successors and assigns of Lender.

                  16. This Agreement is intended solely for the benefit of Lender and its heirs, successors, legal representatives, substitutes and assigns, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

                  17. Hotel Manager acknowledges and agrees that pursuant to the Loan Agreement, each Deposit Account Agreement and the Cash Management Agreement (for purposes of this paragraph 17, collectively, the "AGREEMENTS") (the terms, conditions and agreements of the Agreements being hereby incorporated herein with the same force as is fully set forth herein), certain requirements are specified with respect to the Property Proceeds and other payments due under any Lease (as defined in the Security Instrument) or otherwise with respect to the Properties, and Hotel Manager covenants and agrees to observe and, as and to the extent applicable to Hotel Manager, perform all such requirements, including, without limitation, ensuring that all Property Proceeds received by Hotel Manager are properly deposited into the applicable Deposit Account.

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                  18.      The obligations of Borrowers and Hotel Manager
hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

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                  EXECUTED as of the day and year first above written.

                                    BORROWERS:

                                    LODGIAN HOTELS FIXED III, LLC
                                    MINNEAPOLIS MOTEL ENTERPRISES, INC.

                                    By:/s/ Daniel E. Ellis
                                       ---------------------------------------
                                    Name:  Daniel E. Ellis
                                    Title: Vice President and Secretary, or
                                           Authorized Signatory for each of the
                                           entities listed above

                                    SERVICO CENTRE ASSOCIATES, LTD.

                                    By:    SERVICO PALM BEACH GENERAL
                                           PARTNER SPE, INC., a Delaware
                                           Corporation, its general partner

                                    By:/s/ Daniel E. Ellis
                                       ---------------------------------------
                                    Name:  Daniel E. Ellis
                                    Title: Vice President and Secretary,
                                           or Authorized Signatory
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                                    HOTEL MANAGER:

                                    LODGIAN MANAGEMENT CORP.,
                                    a Delaware corporation

                                    By:/s/ Daniel E. Ellis
                                       ---------------------------------------
                                    Name:  Daniel E. Ellis
                                    Title: Vice President and Secretary

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                                    EXHIBIT A

                      COPY OF FORM OF MANAGEMENT AGREEMENT